UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 29, 2016

Education Realty Trust, Inc.
Education Realty Operating Partnership, LP

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32417	20-1352180
Delaware	333-199988-01	20-1352332
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 South Shady Grove Road, Suite 600 Memphis, Tennessee	38120
(Address of Principal Executive Offices)	(Zip Code)

901-259-2500
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

Education Realty Trust, Inc. (the “Company”) and Education Realty Operating Partnership, LP (the “Operating Partnership”) are disclosing the information in Exhibit 99.1 hereto to amend and restate in its entirety, the disclosure under the heading “Material U.S. Federal Income Tax Considerations” included in the Company and the Operating Partnership’s Registration Statements on Form S-3 (File No. 333-199988) and (File No.333-199988-01), as filed by the Company and the Operating Partnership, respectively, with the Securities and Exchange Commission (the “SEC”) on November 7, 2014, and the disclosure included in Exhibit 99.1 of the Current Report on Form 8-K of the Company and the Operating Partnership filed with the SEC on March 2, 2016. The Company is also disclosing the information in Exhibit 99.1 hereto to amend and restate in its entirety, the disclosure under the heading “Federal Income Tax Considerations” included in the Company’s Registration Statement on Form S-3 (File No. 333-131284), as filed by the Company with the SEC on January 25, 2006.

Item 9.01.    Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description
99.1	Material U.S. Federal Income Tax Considerations

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATION REALTY TRUST, INC.

Date: July 29, 2016	By:	_/s/ Edwin B. Brewer, Jr.__________ _________________________________________
Name: Edwin B. Brewer, Jr. Title: Executive Vice President and Chief Financial Officer

EDUCATION REALTY OPERATING PARTNERSHIP, LP

Date: July 29, 2016	By: EDUCATION REALTY OP GP, INC., its general partner

By: _/s/ Edwin B. Brewer, Jr._________
Name: Edwin B. Brewer, Jr. Title: Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Material U.S. Federal Income Tax Considerations